UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) At the annual meeting of stockholders (the “Annual Meeting”) of Celgene Corporation (the “Company”) held on June 18, 2014, the Company’s stockholders approved an amendment (the “Amendment”) of the Company’s 2008 Stock Incentive Plan (the “Plan”) to, among other things:

•	Adopt an aggregate share reserve of 113,981,641 shares of our Common Stock. This number includes our current share reserve of 104,981,641 shares of our Common Stock and 9,000,000 additional new shares of our Common Stock.

•	Extend the term of the Plan through April 16, 2024.

In addition to the foregoing, our stockholders reapproved the Section 162(m) performance goals under the Plan so that certain incentive awards granted under the Plan to executive officers of the Company may qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code.

The foregoing is a brief summary of the principal provisions of the amendments to the Plan and does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended. Amendment No. 1 to the Plan is attached as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) The annual meeting of stockholders of the Company was held on June 18, 2014.

(b) Stockholders voted on the matters set forth below:

Proposal 1. Election of Directors:

	For	Against	Withheld	Broker Non-Votes
Robert J. Hugin	283,301,242	N/A	15,712,040	43,964,199
Richard W. Barker, D.Phil.	291,292,688	N/A	7,720,594	43,964,199
Michael D. Casey	286,540,306	N/A	12,472,976	43,964,199
Carrie S. Cox	290,564,418	N/A	8,448,864	43,964,199
Rodman L. Drake	288,639,125	N/A	10,374,157	43,964,199
Michael A. Friedman, M.D.	288,743,026	N/A	10,270,256	43,964,199
Gilla Kaplan, Ph.D.	288,507,006	N/A	10,506,276	43,964,199
James J. Loughlin	291,719,599	N/A	7,293,683	43,964,199
Ernest Mario, Ph.D.	248,059,393	N/A	50,953,889	43,964,199

Proposal 2. Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2014:

For	339,098,840
Against	3,002,319
Abstain	876,322
Broker Non-Votes	0

Proposal 3. Amendment of the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock and to effect a stock split:

For	339,885,699
Against	1,971,189
Abstain	1,120,593
Broker Non-Votes	0

Proposal 4. Amendment of the Company’s 2008 Stock Incentive Plan (the description of the amendments to the Plan contained in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference):

For	208,480,003
Against	89,484,672
Abstain	1,048,607
Broker Non-Votes	43,964,199

Proposal 5. Advisory Vote on Executive Compensation:

For	284,784,827
Against	11,776,570
Abstain	2,451,885
Broker Non-Votes	43,964,199

Proposal 6. Advisory Vote on Stockholder Proposal (described in more detail in the Proxy Statement):

For	106,383,212
Against	180,328,407
Abstain	12,301,663
Broker Non-Votes	43,964,199

(c) Not applicable.

(d) Not applicable.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Amendment No.1 to the Celgene Corporation 2008 Stock Incentive Plan (Amended and Restated as of April 17, 2013)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: June 19, 2014	By:	/s/ Jacqualyn A. Fouse
Jacqualyn A. Fouse
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to the Celgene Corporation 2008 Stock Incentive Plan (Amended and Restated as of April 17, 2013)